ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of March 25, 2011

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2012		Available			Rig is under construction with delivery expected in late 2011.
Joe Douglas		240-C	375	35,000	2011	Gulf of Mexico	McMoRan
Rig is under construction with delivery expected in September 2011.  Received a verbal commitment from McMoRan for one ultra deep gas well in Gulf of Mexico (approximately one year) at a day rate in the low 180s.

Rowan Norway	*	N-Class	400	35,000	2011	UK North Sea	Xcite Energy	Low 250s	June 2012
Rig is under construction with delivery expected in June 2011.  Contract executed for combined drilling and production operations with an initial term of 240 days followed by a one year priced option in the low $250s.  Production fee of $1 per barrel of oil produced is also payable during the initial term. Customer is required to provide security for the initial term totaling $60 million by the date of shipyard delivery of the rig.  The first installments of $15 million was received on February 17, 2011 and the second $15 million installment was received on February 25, 2011.  The final installment of $30 million is due upon delivery of the rig from the shipyard.  Rig is expected to commence operations in November 2011.

Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	McMoRan	Low 80s	April 2011
								Low 140s	May 2012
Rowan Stavanger	*	N-Class	400	35,000	2011	North Sea	Talisman Norway	Low 300s	August 2011
Rig completed construction in January 2011 and arrived in Stavanger, Norway in March 2011.  Rig received an LOI for approximately 120  to 150 days for accommodation work in the Norwegian Sector of the North Sea.  Commencement date is expected to occur in June 2011 upon receipt of Norwegian regulatory approval.  Rig received a second LOI to drill three wells in the Norwegian sector of the North Sea at a day rate in the 310s and one well in the UK sector at a day rate in the low 240s.  The combined duration for all four wells is expected to be 306 days commencing December 2011.

Rowan Viking	*	N-Class	400	35,000	2011	UK North Sea	Total UK	Low 220s	November 2012	Rig received an LOI from Total UK for approximately nineteen months estimated to commence in early April 2011 at day rate in the low 220s. Rig is in the shipyard undergoing modifications for Total UK.
Rowan EXL II		S116-E	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014
Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	July 2011
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	April 2011
						Middle East	Saudi Aramco	Low 220s	June 2014
Rig is expected to depart GOM in Q3 2011 and commence operations on three-year contract in Q4 2011.  If Ralph Coffman is further delayed the Company may substitute the Rowan Mississippi for Saudi Aramco work depending on which rig is released first.  Day rate is subject to penalty of one half of the day rate for every day rig is late beyond June 15, 2011.  The Contract includes a priced option for one additional year in the mid 190s.

J.P. Bussell		225-C	300	35,000	2008	Egypt	Available			Rig was idle during the month of February 2011.
Rowan-Mississippi		240-C	375	35,000	2008	Gulf of Mexico	McMoRan	Low 180s	April 2011
Received a verbal commitment from McMoRan for one additional ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180's commencing April 2011.  See Ralph Coffman comment.  If the Rowan Mississippi is substituted for the Ralph Coffman Saudi Aramco work, the Ralph Coffman will drill the additional ultra deep gas well.

Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	April 2011
Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	May 2011
Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	April 2011
Bob Palmer		224-C	550	35,000	2003	Middle East	Saudi Aramco	Mid 270s	June 2014
Rig is in the shipyard in the Middle East undergoing modifications/upgrades for Saudi Aramco before commencing operations on three-year contract in late Q2 2011.  Rig was idle during the month of February 2011.  The Contract includes a priced option for one additional year in the mid 290s.

Rowan Gorilla VII		219-C	400	35,000	2002	UK North Sea	Apache	Low 180s	May 2012	The Contract includes two (2) six-month options at mutually agreed rates with a cap of 120% of the current day rate.
Rowan Gorilla VI		219-C	400	35,000	2000	UK North Sea	BG	Low 200s	December 2011
Rowan Gorilla V		219-C	400	35,000	1998	UK North Sea	Total	Low 180s	February 2012
								Mid 200s	February 2013
Rowan Gorilla IV		200-C	450	35,000	1986	Mexico	PEMEX	High 90s	July 2011	The day rate reprices every three months based on an index of jack-up rates. The day rate reflects Rig's repricing at the end of January 2011.
Rowan Gorilla III		200-C	450	30,000	1984	Gulf of Mexico	Energy XXI	Low 110s	June 2011	Rig was idle during the month of February 2011.
Rowan Gorilla II		200-C	350	30,000	1984	Gulf of Mexico	ADTI	Mid 80s	May 2011	Rig is idle while undergoing scheduled regulatory inspections before commencing operations with ADTI expected in late March 2011.
Rowan-California		116-C	300	30,000	1983	Middle East	Wintershall	Mid 70s	November 2011	The Contract includes a priced option for one additional well at the same rate.
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 60s	June 2011
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Maersk	Mid 70s	May 2011	Rig is expected to enter the shipyard in May 2011 for inspections and general maintenance for approximately 9-12 months.
Arch Rowan		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of February 2011.
Charles Rowan		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of February 2011.
Rowan-Paris		116-C	350	30,000	1980	Middle East	Maersk	Mid 70s	September 2011	Rig is expected to enter the shipyard in September 2011 for inspections and general maintenance for approximately 9-12 months.
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of February 2011.
Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of February 2011.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of February 2011.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Mid 50s	July 2011
Contract includes priced options for two wells. The first well is estimated for 150 days at a day rate in the low 70s and the second well is estimated for 150 days at a day rate in the low 80s.  Rig was idle for 16 days during the month of February 2011.

"*" Denotes Keppel unit design currently under construction at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold